UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2008

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Wheeler Road, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 16, 2008, we issued a press release announcing our financial results for the three months ended December 31, 2007. The full text of the press release issued in connection with this announcement is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02 of Form 8-K, and in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Item 4.01. Changes in Registrant’s Certifying Accountant.

        On January 10, 2008, Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, informed our Audit Committee that it is declining to stand for re-appointment for the fiscal 2008 audit. This decision does not impact Deloitte’s engagement to complete the audit of our consolidated financial statements as of June 30, 2006 and 2007 and for each of the three years in the period ending June 30, 2007.  In addition, Deloitte has agreed to be engaged for the review of our interim consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.

        In a Current Report on Form 8-K filed on June 11, 2007, we indicated that, in connection with a review of our financial statements, errors had been identified related to the accounting for sales of customer installment receivables to financial institutions or unconsolidated special purpose entities, and that our previously issued financial statements as of June 30, 2005 and 2006 and for each of the three years in the period ended June 30, 2006, as well as the related reports of Deloitte for such periods, should not be relied upon.  We also announced that the financial statements included in our filings on Form 10-Q for the quarterly periods within those years, and for each of the quarters ended September 30, 2006, December 31, 2006 and March 31, 2007, should not be relied upon.

        The previously issued Deloitte audit report on our consolidated financial statements as of and for the fiscal years ended June 30, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  However, such report included an explanatory paragraph which indicated that, as described in Note 17 to such financial statements, our financial statements as of June 30, 2005 and 2006 and for each of the three years in the period ended June 30, 2006 had been restated.

        We have not completed preparation of our financial statements, or filed our Annual Report on Form 10-K, for the fiscal year ended June 30, 2007, nor have we completed our financial statements, or filed our Quarterly Report on Form 10-Q, for the quarter ended September 30, 2007.

        During the fiscal years ended June 30, 2006 and 2007 and through the subsequent interim period through January 10, 2008, there was no disagreement between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its audit report.

There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended June 30, 2006 and 2007 or the subsequent interim periods through December 31, 2007, except for the material weaknesses in our internal control over financial reporting as of June 30, 2006 that we reported in “Item 9A.  Controls and Procedures,” including “Management’s Report on Internal Control Over Financial Reporting (as Revised)” therein, of our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2006, which as noted above, should no longer be relied upon.  In addition, reportable events would include material weaknesses existing as of June 30, 2007.   The material weaknesses previously reported as of June 30, 2006 were as follows:

•                  inadequate and ineffective controls over the periodic financial close process;

•                  inadequate and ineffective controls in the accounts receivable function over the process to record customer invoice payments timely and accurately;

•                  inadequate and ineffective controls over the accounting for income taxes;

•                  inadequate and ineffective controls over accrual of goods and services received;

•                  inadequate and ineffective controls over the calculation and review of forfeiture rates affecting stock-based compensation expense; and

•                  inadequate and ineffective controls over the accounting for foreign currency transactions related to the consolidation of our foreign subsidiaries.

The Company has not completed the preparation of our consolidated financial statements as of June 30, 2006 and 2007 and for each of the years in the period ended June 30, 2007 or its assessment of internal control over financial reporting as of June 30, 2007.  Management’s assessment to date has identified and Deloitte has orally communicated the following material weaknesses as of June 30, 2007, all subject to the completion of the above referenced financial statements:

•                  inadequate and ineffective controls over the periodic financial close process;

•                  inadequate and ineffective controls over the accounting for transfers of customer installments and accounts  receivable under receivable sale facilities;

•                  inadequate and ineffective controls over income tax accounting and disclosure;

•                  inadequate and ineffective controls over the  recognition of revenue; and

•                  inadequate and ineffective controls over the accounts receivable function.

We have furnished Deloitte with a copy of the above disclosure and requested that Deloitte issue a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements.  The letter provided by Deloitte in response is included as Exhibit 16.1 to this Current Report on Form 8-K.

As of the date of the filing of this Current Report on Form 8-K, we have not engaged a new independent registered public accounting firm for the fiscal year ending June 30, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated January 16, 2008
99.1	Press release issued by Aspen Technology, Inc. on January 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: January 16, 2008	By:	/s/ Bradley T. Miller
Bradley T. Miller
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated January 16, 2008
99.1	Press release issued by Aspen Technology, Inc. on January 16, 2008